UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 15, 2021

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07  below, on September 15, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of CleanSpark, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2017 Incentive Plan (the “2017 Plan”) to (i) increase the number of shares of common stock authorized for issuance thereunder from 1,500,000 shares to 3,500,000 shares and (ii) revise Section 19 of the 2017 Plan to more closely align with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and Section 17.2 of the 2017 Plan. The Plan Amendment was previously approved by the Board of Directors (the “Board”) of the Company, subject to stockholder approval, on July 16, 2021. The Plan Amendment became effective on September 17, 2021 following receipt of stockholder approval.

Additional information regarding the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 2, 2021, which information is incorporated herein by reference. Such information and the foregoing description of the Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amendment to CleanSpark, Inc. 2017 Incentive Plan, a copy of which is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

First Amended and Restated Articles of Incorporation

On September 17, 2021, following the Annual Meeting, the Company filed its First Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Nevada, which Amended and Restated Articles became effective upon filing. The Amended and Restated Articles were previously approved by the Company’s Board, subject to stockholder approval, on July 16, 2021, and were approved by the Company’s stockholders at the Company’s Annual Meeting. See Item 5.07, below, for additional information regarding the results of the Annual Meeting.

Amended and Restated Bylaws

On September 17, 2021, following the Annual Meeting, the Company adopted its First Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were previously approved by the Company’s Board, subject to stockholder approval, on July 16, 2021, and were approved by the Company’s stockholders at the Company’s Annual Meeting. See Item 5.07, below, for additional information regarding the results of the Annual Meeting.

Additional information regarding the Company’s Amended and Restated Articles and Amended and Restated Bylaws, including the terms thereof, is set forth in the Proxy Statement, which information is incorporated herein by reference. Such information and the foregoing description of the Amended and Restated Articles and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amended and Restated Articles of Incorporation and First Amended and Restated Bylaws, copies of which are attached to this Current Report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders:

On September 15, 2021, the Company held the Annual Meeting in a virtual format. At the Annual Meeting, stockholders entitled to 97,299,490 votes, or approximately 85.76% of the 113,446,392 votes attributable to the Company’s 34,696,392 shares of common stock and 1,750,000 shares of preferred stock outstanding as of July 19, 2021, the record date, were present or represented by proxy. All matters voted upon at the Annual Meeting were approved by the Company’s stockholders and two (2) years was selected as the frequency of the non-binding advisory vote on executive compensation. The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

2

Proposal No. 1: To elect five directors to hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Zachary Bradford	86,551,107	513,600	10,234,783
Matthew Schultz	86,381,651	683,056	10,234,783
Larry McNeill	83,524,401	3,540,306	10,234,783
Dr. Thomas Wood	85,060,120	2,004,587	10,234,783
Roger Beynon	86,194,922	869,785	10,234,783

Proposal No. 2: To authorize and approve that the Company’s current Articles of Incorporation, as amended to date, be amended, restated, and replaced in their entirety by the Amended and Restated Articles, which includes, among other things, an amendment to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 shares to 100,000,000 shares.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,970,607	3,010,127	83,973	10,234,783

Proposal No. 3: To authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in its entirety by the Amended and Restated Bylaws.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,077,316	3,709,117	278,274	10,234,783

Proposal No. 4: To approve an amendment to the Company’s 2017 Plan to (i) increase the number of shares authorized for issuance thereunder from 1,500,000 shares to 3,500,000 shares of common stock of the Company and (ii) revise Section 19 of the 2017 Plan to more closely align with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and Section 17.2 of the 2017 Plan, pursuant to the terms and conditions of the 2017 Plan.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,392,635	4,317,900	354,172	10,234,783

Proposal No. 5: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
96,695,071	211,491	392,928

3

Proposal No. 6: To approve, on a non-binding advisory basis, named executive officer compensation.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,996,632	948,004	120,071	10,234,783

Proposal No. 7: To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation.

The votes were cast for this matter as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4,803,997	81,493,769	686,869	80,072	10,234,783

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	First Amended and Restated Articles of Incorporation of CleanSpark, Inc., dated September 17, 2021.
3.2	First Amended and Restated Bylaws of CleanSpark, Inc., dated September 17, 2021.
10.1	Second Amendment to CleanSpark, Inc. 2017 Incentive Plan, dated September 17, 2021

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: September 17, 2021	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

5